                                                                                    EXHIBIT 99.2
                                    STOCK PURCHASE AGREEMENT

                                   Dated September 29th, 2004

                                          By and Among

                             TROPICAL SPORTSWEAR INT'L CORPORATION,
                                   SAVANE INTERNATIONAL CORP,

                                               and

                                FARAH (AUSTRALIA) PTY LIMITED and
                                   FARAH (NEW ZEALAND) LIMITED

                                               and

                               SOUTH PACIFIC APPAREL PTY LIMITED,

                                               and

                                   PAUL BOX AND ANDY WILLIAMS

                                    STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE  AGREEMENT  (this  "Agreement"),  dated  September 29th 2004, by and among TROPICAL  SPORTSWEAR  INT'L  CORPORATION,  a Florida  corporation of 4902 W. Waters Avenue,
Tampa,   Florida  ("TSI"),   the  sole  shareholder  of  SAVANE   INTERNATIONAL  CORP.,  a  Texas
corporation,  of 6070 Gateway East,  Building E Ste 103, El Paso,  Texas  ("Savane")  which is in turn the sole  shareholder  of Farah Offshore  Sourcing a Cayman Islands  company of 4171 N. Mesa
Building,  D Suite 500 E1 Paso  ("FOS"),  Savane and FOS being  collectively  referred to in this
Agreement as  "Seller"),  and SOUTH  PACIFIC  APPAREL PTY LIMITED  ACN           ,  of Suite 301,
215-225  Euston  Road,  Alexandria,   New  South  Wales,  Australia,  an  Australian  company  of
                                              ("Buyer")  and  Paul  Box  of  36 Fernleigh   Road,
Caringbah,  New South Wales,  Australia and Andy Williams of 16 Gundawarra  Street,  Lilli Pilli,
New South Wales,  Australia  ("Managers").  FOS is the sole shareholder of FARAH (AUSTRALIA) PTY.
LTD.  ACN 000 864 586 of Suite  301,  215-225  Euston  Road,  Alexandria,  New  South  Wales,  an
Australian  corporation  ("Farah  Australia")  and Savane is the sole  shareholder  in FARAH (NEW
ZEALAND) LIMITED Company number 444621 of Unit 3, Asquith  Business  Centre,  118 Asquith Avenue,
Mount  Albert,  Auckland,  a New Zealand  corporation  ("Farah New  Zealand"),  subject to clause
1.1.2.  Farah  Australia  and  Farah  New  Zealand  shall  collectively  be  referred  to as  the
"Companies" and individually as the "Company."  Certain other  capitalized  terms used herein are defined in ARTICLE 8 and throughout this Agreement.

                                           BACKGROUND

         Farah  Australia  owns and  operates  a  clothing  sales,  marketing  and  merchandising business  in  Australia  (the  "Australian  Business").  Farah New  Zealand  owns and  operates a
clothing  sales,   marketing  and  merchandising  business  in  New  Zealand  (the  "New  Zealand
Business").  The Australian  Business and the New Zealand Business are  collectively  referred to herein as the "Business".

         Paul Box and Andy Williams  (jointly and severally  "Managers")  are currently  employed by Seller as senior managers and are intimately involved in the day-to-day  business  operations, planning and  management of all aspects of Farah  Australia,  Farah New Zealand,  the  Australian
Business  and the New  Zealand  Business.  Buyer  being a  company  owned by the  Guarantors  and incorporated  solely for this  purpose,  desires to acquire  from Seller,  and Seller  desires to sell to Buyer all of the  outstanding  capital  stock of Farah  Australia  and Farah New  Zealand
(the  "Acquisition")  on the terms and  subject to the  conditions  set forth in this  Agreement.
Following the  consummation of the  transactions  contemplated  by this  Agreement,  Paul Box and
Andy Williams will be employed by the  Companies  and continue to be in the  day-to-day  business operations, planning and management of all aspects of the Company's business operations.

                                            AGREEMENT

         In consideration  of the mutual  representations,  warranties,  covenants and agreements herein  contained,  and other good and valuable  consideration,  the receipt and  sufficiency  of which is hereby acknowledged, the parties do hereby agree as follows:

ARTICLE 1                                 STOCK PURCHASE.

1.1      Purchase and Sale of Shares.
         1.1.1    General. Upon  the terms and subject to the  conditions  hereinafter set forth,
                           at the  Closing  (as  defined  in  Section 7.1),   Seller  shall sell,
                           transfer and deliver  to Buyer and  Buyer  shall  acquire from  Seller all of the  shares of capital  stock and any other  rights  comprising all of  the capital  stock  of  the  Companies (the "Shares") free and clear of all Liens excepting for those required under this  agreement.
                           Certificates  evidencing the Shares to be delivered by Seller to Buyer as  hereinafter  provided  shall be either  duly  endorsed in blank or accompanied  by  appropriate  stock  powers  endorsed  in blank,  or a certificate  by a director of the Company  that no share  certificates have been issued for the Shares.
         1.1.2             On closing Seller  will  procure  an  acknowledgement  to the Buyer by
                           Russell Boyte  to the effect that he does not have any interest in the
                           3  shares  in  Farah New Zealand,  as  shown  on current search,  such
                           interest  having  previously  passed   to   Savane   after   corporate
                           reorganization  in or  about 1998.   Appropriate  notification  to the
                           Company's  Office must also be handed to the Buyer on closing.

1.2     Purchase  Price  and  Method of  Payment.  The  Buyer  shall  cause to be paid  to Seller
        Three  Million and 00/100 United States of America Dollars (US  $3,000,000.00) made up as follows:
        1.2.1              Inter-Company Loan Satisfaction.    Buyer  shall  cause the Companies,
                           jointly  and  severally,  at  Closing  to   satisfy  the loan  made by
                           Seller to the  Companies,  in the  amount  of Five  Hundred  Forty Six
                           Thousand and 00/100 United States of America Dollars (US  $546,000.00)
                           (the "Inter-Company Loan").
        1.2.2              As  consideration  for  the  Shares  the  balance  namely  the  sum of
                           US$2,454,000.00  (the "Purchase  Price")  must be paid  in  accordance with  the method of payment  set  forth  below  in  Section  1.3,  and which  amount  is apportioned between these Shares as follows:

                                                                                      $US Dollars

                           For those Shares in Farah (Australia) Pty Limited        $1,772,033.00
                           For those Shares in Farah (New Zealand) Limited            $681,967.00
                                                                                    $2,454,000.00

1.3      Purchase  Price.  Provided  the  conditions  set out in  article 10 are  satisfied,  the
         Purchase Price must be paid as follows:
                                                                                       US Dollars

         1.3.1         Within 30 days after Closing                                   $354,000.00
         1.3.2         Within 60 days after Closing                                   $365,000.00
         1.3.3         Within 90 days after Closing                                   $335,000.00
         1.3.4         Within 6 months after Closing                                  $350,000.00
                       Within 12 months after Closing                                 $350,000.00
                       Within 18 months after Closing                                 $350,000.00
                       Within 24 months after Closing                                 $350,000.00

                                              Total:                                $2,454,000.00

1.4      Securities.  As  security  for  payment of the  Purchase  Price,  Buyer  shall enter and deliver or procure the entering into and deliver to Seller the Securities namely:
         1.4.1    On Closing:

                           (a)      Equitable   mortgage  of  shares  in  Farah  (Australia)  Pty
                                    Limited (first ranking) (Exhibit 1.4.1(a));

                           (b)      Equitable  mortgage of shares in Farah (New Zealand)  Limited
                                    (first ranking) (Exhibit 1.4.1(b)).
         1.4.2    On satisfaction of conditions in Article 10:

                           (a)      Company charge over Farah  (Australia)  Pty Limited  (Exhibit
                                    1.4.2(a));

                           (b)      Company charge (General  Security  Agreement) over Farah (New
                                    Zealand) Limited (Exhibit 1.4.2(b)).

                           In both  cases the  Company  charges  in this  clause  1.4.2 will rank after the  charges of any third  party  principal  financier  of those
                           Companies  such that the third  party  principal  financier  has first ranking  security  for an  amount  equal  to  the  whole  of its  loan facilities  first  entered  into  immediately  after  the date of this
                           Agreement,  together with interest and costs in accordance  with those loan facility  documents,  and Seller has second ranking  security for all  amounts  thereafter,  and  Seller  agrees  to sign any  necessary postponement document required from time to time to effect this.

ARTICLE 2                 REPRESENTATIONS AND WARRANTIES OF THE COMPANIES AND THE SELLER.

         Each  Company,  as  concerns  itself,  and  Seller  (jointly  and  severally)  make  the following representations and warranties to Buyer:

2.1      Valid  Corporate  Existence;  Qualification.  Each  Company is duly  organized,  validly existing  and in good  standing  under the laws of its  country of  incorporation.  Each
         Company has the corporate  power to carry on its  businesses as now conducted and to own its  assets.  Each  Company  is  duly  qualified  to  conduct  business  and is in  good standing as a foreign  corporation  in those  jurisdictions  set forth on Schedule  2.1.
         The copies of each Company's good standing  certificates  or  certificates  of existence
         (issued by the  appropriate  authority),  Articles of  Incorporation  (certified  by the appropriate  authority)  and  By-Laws  (certified  by  the  Secretary)  or  constitution
         (certified  by a director or the  Secretary),  as amended to date,  which  constitute  a part of  Schedule  2.1 are  true  and  complete  copies  of  those  documents  as now in effect.  The minute  books for each  Company  made  available  to Buyer for review  were correct  and  complete  in all  material  respects  as of the date of such  review.  All material  corporate  actions  taken  by  each  Company  have  been  duly  authorized  or ratified.  All accounts,  books,  ledgers and official and other records of each Company have  been  fully,  properly  and  accurately  kept and  substantially  complete  in all material  respects.  The stock ledgers of each Company,  as previously made available to
         Buyer,   contain  accurate  and  complete  records  of  all  issuances,   transfers  and
         cancellations  of shares of the capital  stock of each  Company.  At  Closing,  all such minute books and records will be in the  possession  of each  Company.  To the knowledge of each Company's  management,  each has fully complied with all the requirements of any statute  governing  the use and  registration  of  fictitious  names,  and has the legal right to use the names  under  which it operates  its  business.  There is no pending or threatened  proceeding for the dissolution,  liquidation,  insolvency or  rehabilitation of either Company.
2.2      Capitalization.  Schedule 2.2 sets forth,  with respect to each Company,  (i) the number of authorized  shares of each class of its capital stock,  and (ii) the number of issued and  outstanding  shares of each  class of its  capital  stock.  All of the  issued  and outstanding  shares of capital stock of each Company (a) have been duly  authorized  and validly  issued and are fully paid and  non-assessable,  (b) were  issued in  compliance with all  applicable  state and  federal  securities  laws,  and (c) were not  issued in violation of any  preemptive  rights or rights of first  refusal.  No preemptive  rights or rights of first  refusal  exist with  respect  to the shares of capital  stock of the
         Companies and no such rights arise by virtue of or in connection  with the  transactions
         contemplated   hereby.   There  are  no  outstanding  or  authorized  rights,   options,
         warrants,  convertible  securities,  subscription  rights,  conversion rights,  exchange rights  or other  agreements  or  commitments  of any kind  that  could  require  either
         Company  to issue or sell any shares of its  capital  stock (or  securities  convertible into or exchangeable  for shares of its capital stock).  There are no outstanding  stock appreciation,  phantom stock, profit  participation or other similar rights with respect to each  Company.  Other than as set forth herein,  there are no proxies,  voting rights or other  agreements  or  understandings  with  respect to the voting or transfer of the capital  stock of either  Company.  Neither  Company is obligated to redeem or otherwise acquire any of its  outstanding  shares of capital  stock.  Schedule  2.2(a) sets forth, with respect to each Company (if  applicable),  the name,  address and federal  taxpayer identification  number  of, and the  number of  outstanding  shares of each class of its capital stock owned of record and/or  beneficially  by, each shareholder of such Company as of the  close of  business  on the  date of this  Agreement.  As of the date  hereof,
         Seller  constitutes  the sole  holder of all  issued and  outstanding  shares of capital stock of the  Companies,  and  Seller  owns such  shares  free and  clear of all  Liens, restrictions and claims of any kind.
2.3      No  Subsidiaries.  Except  as set forth in  Schedule  2.3,  there  are no  corporations, partnerships  or other business  entities  controlled by either  Company  (collectively,
         "Subsidiaries").  As used herein,  "controlled  by" means (i) the  ownership of not less than fifty percent (50%) of the voting  securities or other  interests of a corporation, partnership or other business  entity,  or (ii) the possession,  directly or indirectly, of the power to direct  or cause the  direction  of the  management  and  policies  of a corporation,  partnership or other  business  entity,  whether  through the ownership of voting  shares,  by  contract  or  otherwise.  No Company  has made any  investment  in, directly  or  indirectly,  and nor owns any capital  stock of, or any other  proprietary interest in, any other  corporation,  partnership or other  business  entity that is not reflected on its books and records.
2.4      Consents.  Except as set forth in  Schedule  2.4,  and except for such  consents  as are required  by the  Hart-Scott-Rodino  Antitrust  Improvements  Acts of 1976,  as  amended
         ("H-S-R"),  there are no consents of governmental or other regulatory agencies,  foreign or domestic or of other  parties  required to be received by or on the part of Seller to enable  such  persons  to  enter  into and  carry  out this  Agreement  in all  material respects.
2.5      Corporate  Authority;  Binding Nature of Agreement;  Title to Common Stock,  etc. Seller
         has  the  requisite  competence,  power  and  authority  to  execute  and  deliver  this
         Agreement,  to perform its  obligations  hereunder  and to consummate  the  transactions contemplated  hereby.  Each  Company has the power and  authority to execute and deliver
         this   Agreement,   to  perform  its   obligations   hereunder  and  to  consummate  the
         transactions  contemplated  hereby.  Each  Company  has taken all  action  necessary  to authorize  the  execution  and  delivery  of  this  Agreement,  the  performance  of its obligations  hereunder and the  consummation of the  transactions  contemplated  hereby.
         This  Agreement  has been duly  executed and  delivered by each Company and Seller,  and this  Agreement  constitutes  the legal,  valid and binding  obligation of each of them, enforceable  against each of them in  accordance  with its terms  subject to  applicable bankruptcy,  reorganization,  insolvency  and  similar  laws  affecting  the  rights  of creditors  and  subject to  general  principles  of equity  regardless  of whether  such enforceability is considered in a proceeding at law or in equity.

2.6      Ownership of Assets.
         2.6.1    Except as  set  forth on Schedule  2.6.1,  each Company has title to all of its
                  Assets (as hereinafter defined), free  and clear of any Liens.  For purposes of this Agreement, the term "Assets" means all of the  properties and assets owned by  each  Company,  other  than  the  Leased  Properties,  whether  tangible or intangible  and wherever  located  and listed on Schedule 2.6.1  (excluding all inventory of merchandise held for sale  and/or  rental).  Schedule  2.6.1  sets forth a description of each such Asset, whether it is owned or leased,  and, if owned,  the  name of  the lienholder and the amount of the Lien, and if leased, the name of the lessor.
2.7      Real  Property.  Farah  Australia  owns no real  property.  Schedule  2.7 sets forth (i)
         the street  address and legal  description  of each parcel of real estate owned by Farah
         New Zealand as of the date hereof (the "Owned  Property")  and (ii) a brief  description
         (including size and function) of the principal  improvements  and buildings on each such parcel.  With respect to each such parcel of the Owned Property:
         2.7.1    Farah  New  Zealand  has  good  and  marketable  title  to each parcel of Owned
                  Property,  free  and  clear  of  any  Lien  other  than (y) recorded easements, covenants,  and  other  restrictions  which  do  not  impair  the current  use, occupancy  or value of the property subject thereto ("Permitted Exceptions");
         2.7.2    There are no pending or to  the  knowledge  of  the  Company  and  Shareholders threatened, condemnation  proceedings, suits or administrative actions relating to the Owned Property  or  other  matters affecting  adversely the current use, occupancy or value thereof;
2.8      Leased Real Estate.  Schedule  2.8 sets forth a list of all leases,  licenses or similar agreements  for the use or occupancy of real  property to which one of the  Companies is a party ("Real  Property  Leases" ), copies of which have  previously  been furnished to
         Buyer,  together  with:  (a) the lessor and lessee thereof and the date and term of each of such leases, (b) the legal description,  if known,  including street address, of each
         property  covered  thereby  (the  "Leased  Premises"),   and  (c)  a  brief  description
         (including size and function) of the principal improvements and buildings thereon.
2.9      Brokers.   All   negotiations   relative  to  this   Agreement   and  the   transactions
         contemplated  hereby  have been  carried on  directly  by and  between  Buyer and Seller without  the  intervention  of any  broker,  finder,  investment  banker or other  third party.  Neither the Company nor Seller have engaged,  consented  to, or  authorized  any broker,  finder,  investment  banker or other third party to act on its or their behalf, directly  or  indirectly,  as a broker  or finder in  connection  with the  transactions contemplated by this Agreement.  Buyer agrees to indemnify  Seller against,  and to hold it harmless  from any claim for brokerage or similar  commission or other  compensation, expenses  (including  reasonable  attorney's fees) and damages which may be made against or  suffered  by  Seller  by  any  third  party  in  connection  with  any  transactions contemplated hereby which claim is based upon any action by the Company or Seller.

ARTICLE 3                            REPRESENTATIONS AND WARRANTIES OF BUYER.

         Buyer,  individually  and  collectively,  jointly  and  severally,  makes the  following representations and warranties to Seller:
3.1      Buyers'  Knowledge and Fiduciary  Obligation to Seller.  After the exercise of diligence and based on  information  received  in the course of their  individual  and  collective duties as employees of Seller,  whether from Seller,  the  Companies or any other Person or entity,  except as set forth on Schedule 3.1,  neither of the Managers knows, nor has any reason to know,  of any situation or  circumstances,  whether  presently  occurring, that will  occur or that have  occurred,  which,  with or without  the  passage of time, would  result in the breach or default  of any of Buyer's or the  Companies'  collective or individual representations,  warranties,  covenants or obligations to Buyer, or which would  render any  statement  of Seller or the  Companies  untrue or  incomplete.  Buyer acknowledges  their  fiduciary duty to Seller as employees and senior managers of Seller up to and including the date of this Agreement.
3.2      Consents.  Subject  to  Article  10,  there are no  consents  of  governmental  or other regulatory  agencies,  foreign or domestic,  or of other parties required to be received by or on the part of Buyer to enable  Buyer to enter  into and carry out this  Agreement in all material respects.
3.3      Authority;  Binding  Nature of  Agreement.  Buyer has all power and  authority  to enter into this  Agreement  and to carry  out  their  collective  and  individual  obligations hereunder.  Buyer  has  taken  all  action  necessary  to  consummate  the  transactions contemplated  hereby.  This  Agreement  constitutes  the valid and binding  agreement of
         Buyer  and  is  enforceable   in  accordance   with  its  terms  subject  to  applicable
         bankruptcy,  insolvency  and similar laws  affecting the rights of creditors and subject to general principles of equity.
3.4      No Breach.  Neither the  execution  and delivery of this  Agreement  nor  compliance  by
         Buyer  with  any of the  provisions  hereof  nor the  consummation  of the  transactions contemplated hereby, will:
         3.4.1             violate  or,  alone  or  with  the   passage  of time,  result  in the
                           material  breach or termination of, or otherwise give any  contracting party the right to terminate, or declare a default under, the terms of any agreement or other  document or  undertaking, oral or  written  to which  Buyer, individually or collectively, is a party; or
         3.4.2             violate any  judgment, order, injunction, decree or award  against, or binding  upon Buyer, individually or collectively.
3.5      Brokers.  Buyer  has not  engaged,  connected  to, or  authorized  any  broker,  finder, investment  banker or other third party to act on its  behalf,  directly or  indirectly, as a  broker  or  finder  in  connection  with  the  transactions  contemplated  by this
         Agreement,  and Buyer  agrees to indemnify  Seller  against,  and to hold them  harmless from, any claim for brokerage or similar  commission or other  compensation which may be made  against  the  Company  or  Seller  by any  third  party  in  connection  with  the transactions contemplated hereby, which claim is based upon any action by Buyer.

ARTICLE 4                                            COVENANTS

4.1      Restrictive  Covenants.  So that Buyer may  realize  the  benefits  of the  transactions contemplated hereby, Seller and TSI agree that neither of them will:
         4.1.1             for  a  period  of three  (3)  years  beginning  on the  Closing  Date
                           (the  "Noncompete Period"), directly  or  indirectly,  alone  or  as a partner, joint venturer,or provide its employees to act as an officer, director, employee, consultant, agent or independent contractor of any
                           company  or  business,   engage  in  the  business  of clothing sales,
                           marketing  and  merchandising   on  the  date  hereof  (the  "Clothing
                           Business")  in   Australia,  New Zealand,  Papua  New Guinea,  Solomon
                           Islands,   Vanuatu,   Fiji,  New  Caledonia,   American   Samoa,  Cook
                           Islands,  Easter Island,   Niue, Pitcairn,  Samoa,  Tahiti, and French
                           Polynesia,  Tokelau,  Tonga,   Tuvalu,  and  Wallis  and  Futuna  (the
                           "Territory");  provided,  however, that the  beneficial  ownership  of less than five percent (5%) of any  class  of securities of any entity having a class of equity  securities actively  traded  on  a  national securities exchange or over-the-counter market  shall  not be  deemed, in  and  of  itself,  to violate the prohibitions of this Section 4.1;
                           and
         4.1.2             at any time following  the Closing Date,  directly or  indirectly,  in any way utilize in the Territory or disclose to any third party in the
                           Territory any of the  Buyer  Companies' proprietary  rights or records acquired hereunder, including, but not limited to, any customer lists.

         Seller  and TSI agree and  acknowledge  that:  (i) the  restrictions  contained  in this
Section 4.1 are  reasonable  in scope and  duration,  and are  necessary to protect Buyer and its subsidiaries  engaged  in the  Clothing  Business;  (ii) any  breach of this  Section  will cause irreparable  injury to the Buyer and its  subsidiaries  engaged  in the  Clothing  Business;  and
(iii) upon any breach or  threatened  breach of any  provision  of this Section 4.1, the Buyer or its  subsidiaries  engaged in the  Clothing  Business  shall be  entitled to  injunctive  relief, specific performance or other equitable relief.

        4.1.3              Filings with U.S. Securities and Exchange Commission ("SEC").  Between
                           the date hereof  and Closing,  Seller or TSI may elect or have to make
                           certain  filings  with  the  SEC.   To  the  extent  that  information
                           concerning   Buyer  is  required  to  be included  in such  filings as
                           required by  applicable  law,  Buyer  shall  use their best efforts to
                           provide  such   information,   in  the  manner  and   form  reasonably
                           requested  by  Seller  and  to cooperate  with  Seller  to  the extent reasonably  necessary to make the filings.
4.2      Shareholder  Vote.   Seller,   in  executing  this  Agreement,   consents  as  the  sole
         shareholder  of each of the  Companies  to the  transactions  contemplated  hereby,  and waives  notice of any meeting in  connection  therewith  and hereby  releases and waives all rights with respect to the  transactions  contemplated  hereby under any  agreements relating to the sale, purchase or voting of any capital stock of the Companies.
4.3      Resignation.  Seller  shall  cause  all  directors,  officers  and/or  employees  of the
         Companies  appointed  by Seller  except for Andrew  Williams and Paul Box to resign from their respective positions as of the Closing.
4.4      Stock  Certificates.  At the  Closing,  Seller shall  deliver to Buyer all  certificates evidencing  the  Shares  duly  endorsed  to Buyer  (or its  designee)  by  Seller,  or a certificate  by a director of the Company  that no share  certificates  have been issued for the Shares.
4.5      Leases.  On the  Closing  Date,  the  Companies  and Seller  shall use their  reasonable efforts to cause the  landlords  of the Leased  Premises,  if  required,  to execute and deliver  a  consent  for  the  consummation  of the  transactions  contemplated  by this
         Agreement.

ARTICLE 5                    CONDITIONS PRECEDENT TO THE OBLIGATION OF BUYER TO CLOSE

         The obligation of Buyer to consummate the Closing is subject to the  fulfillment,  prior to or on the Closing Date, of each of the following  conditions,  any one or more of which may be waived by Buyer.
5.1      Accuracy  of  Representations  and  Warranties  and  Compliance  with  Obligations.  The representations  and warranties of the Companies and Seller  contained in this Agreement shall be true and correct at and as of the  Closing  Date with the same force and effect as though made at and as of that time except (i) for matters  specifically  permitted by or disclosed in this  Agreement,  including on any schedule  hereof,  and the  materials provided,  reviewed or available in connection  with Buyer's due diligence  review,  and
         (ii) that those  representations  and  warranties  which  address  matters  only as of a particular  date  shall  remain  true and  correct as of such date.  The  Companies  and
         Seller shall have  substantially  performed  and complied  with all of their  respective obligations  required by this  Agreement to be performed or complied with at or prior to
         the  Closing  Date.   The  Companies  and  Seller  shall  have   delivered  to  Buyer  a
         certificate,   dated  as  of  the  Closing  Date,  duly  signed,  certifying  that  such representations  and warranties are true and correct and that all such  obligations have been substantially performed and complied with.
5.2      Covenants.  The Buyer shall have  performed  and complied in all material  respects with all  covenants  and  agreements  required by this  Agreement to be performed or complied with prior to or at the Closing.
5.3      No Actions.  No action,  suit,  proceeding or investigation  shall have been instituted, and be continuing  before a court or before or by a  governmental  body or agency and be unresolved,  to restrain or to prevent or to obtain  damages in respect of, the carrying out of the transactions contemplated hereby.
5.4      Consents,  Licenses and Permits.  The  Companies and Seller shall have each obtained all consents,  licenses and permits of third parties  necessary for the  consummation of the transactions contemplated by this Agreement.

5.5      Corporate  Documents.  The  Companies  and Seller  shall have  delivered  to Buyer:  (i)
         copies of each Company's  articles of  incorporation  and bylaws or constitution (as the case may be) as in  effect  immediately  prior  to the  Closing  Date,  (ii)  copies  of resolutions  adopted  by  the  Board  of  Directors  and  of  each  Company  and  Seller authorizing the  transactions  contemplated  by this Agreement,  and (iii) a certificate of the  Secretary  of  each  Company  certifying  that,  as of  the  Closing  Date,  the foregoing items 5.5(i) and 5.5(ii) are true, correct and complete.
5.6      No Material  Adverse  Change or  Destruction  of  Property.  Between the date hereof and the  Closing  Date,  (i)  there  shall  have  been no  material  adverse  change  to the
         Companies;  and (ii) the  properties and assets of the Companies  shall not,  materially in the  aggregate,  have been  destroyed  by fire,  flood,  casualty,  act of God or the public  enemy,  where the  damages  and losses  were not  covered by  insurance  and the damages and losses would have a material adverse effect on the Companies.
5.7      Certificate.  Buyer shall have  received a  certificate  in the form  annexed  hereto as
         Exhibit  5.7  dated  the  Closing  Date,  signed  by and on  behalf  of  Seller  and the
         Companies as to the  satisfaction  of the  conditions  contained in Sections 5.1 through
         5.6.
5.8      Delivery of the  Shares.  Subject to the  provisions  of Section  6.6,  at the  Closing,
         Seller  shall duly  endorse  for  transfer  and deliver to Buyer (or its  assignee)  the
         Shares and such other  instruments of transfer of title as are  reasonably  necessary to transfer to Buyer (or its  assignee)  good and  marketable  title to the Shares free and clear of any Liens.
5.9      Closing  Documents.  The  Companies  and Seller shall have  executed and  delivered  the documents  required by this  Agreement to have been  executed  and  delivered by them on closing,  including,  without  limitation:  (i)  resignation  of all of the officers and directors of the Companies  apart from Andrew  Williams and Paul Box; (ii) a Sub-License
         Agreement  between  Companies and TSIL,  Inc. in the form annexed hereto as Exhibit 5.9, and (iii) such other certified  resolutions,  documents and certificates as are required pursuant to the  provisions of this  Agreement or as are  reasonably  requested by Buyer or Buyer's counsel to effect the transactions contemplated by this Agreement.

ARTICLE 6                  CONDITIONS PRECEDENT TO THE OBLIGATION OF THE SELLER TO CLOSE

         The  obligation  of Seller to  consummate  the  Closing is  subject to the  fulfillment, prior to or on the Closing Date, of each of the  following  conditions,  any one or more of which may be waived by the  Companies and Seller,  collectively  (except when the  fulfillment  of such condition is a requirement of law).

6.1      Representations  and Warranties.  All  representations and warranties of Buyer contained in this  Agreement  and in any,  Exhibit,  certificate  or schedule  delivered  pursuant hereto or in  connection  with the  transactions  contemplated  hereby shall be true and correct in all material  respects as at the Closing  Date, as if made at the Closing and as of the Closing Date.
6.2      Covenants.  Buyer shall have  performed  and complied in all material  respects with all covenants  and  agreements  required by this  Agreement  to be  performed or complied by
         Buyer prior to or at the Closing.
6.3      No Actions.  No action,  suit,  proceeding or investigation  shall have been instituted, and be continuing  before a court or before or by a  governmental  body or agency and be unresolved,  to restrain or to prevent or to obtain  damages in respect of, the carrying out of the transactions contemplated hereby.
6.4      Consents,  Licenses and Permits.  Buyer shall have obtained all  consents,  licenses and
         permits  of  third  parties   necessary  for  the  performance  of  all  its  respective obligations under this Agreement apart from those described in Article 10.
6.5      Certificate.  The Seller shall have  received a certificate  in the form annexed  hereto as Exhibit 6.5 dated as of the  Closing  Date,  signed by the each Buyer,  individually, as to the satisfaction of the conditions contained in Sections 6.1 through 6.4.
6.6      Consideration and Security Documents.  At the Closing, Seller shall have received:

                  (i)      wire transfer of the amounts due for the  Inter-Company  Loan pursuant to section 1.2.1; and
                  (ii)     those of the  Securities  being  security  for payment of the Purchase
                           Price as are listed in clause 1.4.1.

                  In addition to the  delivery of those  executed  Securities,  Buyer shall have:
         (i) delivered to Seller all certificates  representing the Shares mortgaged  pursuant to the  equitable  mortgages  of  shares,  and such  other  instruments  and  documents  as required  by  Seller  to grant  from  Buyer to  Seller  and  perfect  Seller's  security interest;  and (ii) paid all taxes,  other charges and fees payable to any  governmental entity in connection  with the  consummation  of the  transactions  contemplated by this
         Agreement,  including,  but not limited to,  documentary  stamp  taxes,  lien  recording fees, and filing fees (but not including  Seller's  income taxes) arising as a result of the consummation of the transactions contemplated by this Agreement.
6.7      No Order or Injunction.  No court of competent  jurisdiction or other  governmental body shall have issued or entered any order or  injunction  restraining  or  prohibiting  the transactions contemplated hereby, which remains in effect at the time of the Closing.
6.8      Closing  Documents.   Buyer  shall  have  executed  and  delivered:  (i)  the  documents required by this  Agreement to have been executed and  delivered by Buyer,  individually and collectively,  (ii) a Sub-License  Agreement between Companies and TSIL, Inc. in the form  annexed  hereto as  Exhibit  5.9,  and (iii)  such  other  certified  resolutions, documents  and  certificates  as are  reasonably  requested  by Seller or its counsel to effect the transactions contemplated by this Agreement.

ARTICLE 7                                             CLOSING

7.1      The  Closing.  The  closing of the  purchase  of the  Shares and the other  transactions contemplated by this Agreement (the  "Closing")  shall occur on the day that is five (5)
         days after  satisfaction  of all of the conditions  precedent to the  obligations of the parties  to close as set forth in  ARTICLE  5 and  ARTICLE  6, or such  other day as the parties  may  mutually  agree,  at 10:00 a.m. at the office of counsel for the Seller in
         Australia.  The date on which the Closing  shall occur is referred to in this  Agreement as the "Closing Date."
7.2      Items to be  Delivered  by the Parties.  At the  Closing:  (i) Seller and the  Companies
         shall  deliver or cause to be delivered to Buyer the  documents  set forth in ARTICLE 5;
         and (ii) Buyer  shall  deliver or cause to be  delivered  to Seller  the  documents  set forth in ARTICLE 6.

ARTICLE 8                                           DEFINITIONS

8.1      Defined Terms.  As used herein, the following terms shall have the following meanings:

         "Companies"  means Farah  (Australia)  Pty Limited and Farah (New  Zealand)  Limited and
         "each  Company"  is a  reference  to  either  or both of the  Companies  as the  context requires.

         "GAAP" means  generally  accepted  accounting  principles in effect in the United States of America from time to time.

         "Governmental  Authority" means any nation or government,  any state, regional, local or other political  subdivision thereof,  and any entity or official exercising  executive, legislative,  judicial,  regulatory  or  administrative  functions of or  pertaining  to government.

         "Managers" means Paul Box and Andy Williams.

         "Lien" means any mortgage,  pledge,  security interest,  encumbrance,  lien, restriction on  transfer,  right  of  refusal,  preemptive  right,  claim  or  charge  of  any  kind
         (including,  but  not  limited  to,  any  conditional  sale  or  other  title  retention agreement,  any lease in the nature thereof,  and the filing of or agreement to give any financing  statement  under  the  Uniform  Commercial  Code  or  comparable  law  or any jurisdiction in connection with such mortgage,  pledge, security interest,  encumbrance, lien or charge).

         "Person" means an individual,  partnership,  corporation,  business  trust,  joint stock
         company,  estate,  trust,  unincorporated  association,   joint  venture,   Governmental
         Authority or other entity, of whatever nature.

         "Securities" means those securities more particularly described in Section 1.4.

         "U.S. $" means currency of the United States of America.
8.2      Other  Definitional  Provisions.  All terms  defined  in this  Agreement  shall have the defined  meanings  when used in any  certificates,  reports or other  documents  made or delivered  pursuant  hereto or thereto,  unless the context  otherwise  requires.  Terms defined in the  singular  shall have a comparable  meaning when used in the plural,  and vice versa.  All matters of an accounting  nature in connection  with this Agreement and the  transactions  contemplated  hereby  shall be  determined  in  accordance  with GAAP applied on a basis  consistent  with prior periods,  where  applicable.  As used herein, the neuter  gender  shall also denote the  masculine  and  feminine,  and the  masculine gender shall also denote the neuter and feminine, where the context so permits.

ARTICLE 9                                    MISCELLANEOUS PROVISIONS

9.1      Expenses.  Except as  otherwise  expressly  provided  or set forth in, or  required  by, this  Agreement,  Buyer and  Seller  shall each bear their own  expenses  in  connection herewith.

9.2      Confidential  Information.  Each  party  agrees  that such party and its  Advisors  will hold  in  strict  confidence  and  not  divulge,  use or  disclose  any  information  or documents received from the other parties and, if the transactions  herein  contemplated shall  not be  consummated,  each  party  will  continue  to hold such  information  and documents in strict  confidence,  in the case of the recipient,  refrain from any use of same, and will return to such other parties all such  documents  (including the exhibits
         attached  to  this  Agreement)  then  in  such  receiving  party's   possession  without
         retaining copies thereof;  provided,  however,  that each party's obligations under this
         Section 9.2 to  maintain  such  confidentiality  shall not apply to any  information  or documents  that are in the  public  domain at the time  furnished  by the others or that come in the public  domain  thereafter  through any  legitimate  and proper  means other than a  breach  of an  obligation  to the  disclosing  party,  or that are  required  by applicable  law to be  disclosed.  In the event of a breach or  threatened  breach under this Section 9.2, the parties to this Agreement  acknowledge  that the person or persons harmed or threatened to be harmed  thereby will not have an adequate  remedy at law, and shall be  entitled  to such  equitable  and  injunctive  relief as may be  available  to restrain  the  violation of this Section 9.2;  provided,  however,  that nothing  herein shall be  construed  as  prohibiting  such  persons  from  pursuing  any other  remedies available for such breach or threatened breach, including the recovery of damages.
9.3      Modification,  Termination  or Waiver.  This  Agreement  may only be amended,  modified, superseded or terminated in writing, and any of the terms,  covenants,  representations, warranties  or  conditions  hereof  may be  waived,  but  only by a  written  instrument executed  by the  party  waiving  compliance.  The  failure  of any party at any time or times to require  performance  of any  provision  hereof  shall in no manner  affect the right of such party at a later time to enforce the same.
9.4      Notices.  Any notice or other  communication  required  or which may be given  hereunder shall be in writing and either be (a)  delivered  personally,  (b) be mailed,  certified or registered mail,  postage prepaid,  (c) sent by overnight  courier delivery  service, receipt  acknowledged,  fees prepaid, or (d) transmitted by facsimile  transmission to a telephone  number as to which one  party  notifies  the  other.  Notice  shall be deemed given when so delivered  personally,  or if mailed or sent by courier service,  five (5)
         days after the date of mailing or  deposited  with the  courier  service,  addressed  as follows:

         If to Seller, to:                  Tropical Sportswear Int'l Corporation
                                            4902 West Waters Avenue
                                            Tampa, Florida  33634-1302
                                            Attention:  Robin Cohan
                                            Executive Vice President and
                                            Chief Financial Officer

         With copies to:                    Akerman Senterfitt
                                            Attn. Peter Reinert, Esq.
                                            255 S. Orange Avenue, 17th Floor
                                            Orlando, Florida 32801

         And to:                            Hunt & Hunt
                                            Attn. John Graves
                                            1 Macquarie Place
                                            Sydney  Australia

         If to Buyer:                       South Pacific Apparel Pty Limited

         With a copy to:                    Cropper Parkhill
                                            Attn. Alex Rhydderch
                                            Level 20, 1 Castlereagh Street
                                            Sydney  Australia

         If notice is  provided  by  facsimile  it shall be deemed  given the next  business  day after  confirmation  of  transmission.  The parties may change the persons and addresses to which the notices or other  communications  are to be sent by giving  written  notice of any such change in the manner provided herein for giving notice.
9.5      Binding Effect and  Assignment.  This  Agreement  shall be binding upon and inure to the benefit of the successors and assigns of the parties  hereto;  provided,  however,  that no assignment of any rights or  delegation  of any  obligations  provided for herein may be made by any party without the express written consent of the other parties.
9.6      Entire  Agreement.  This  Agreement  represents the entire  understanding  and agreement between the parties with respect to the subject  matter  hereof,  and  supersedes all of the negotiations,  understandings and  representations (if any) made by and between such parties.
9.7      Exhibits.  All exhibits or schedules annexed hereto  (collectively,  the "Exhibits") are expressly  made a part of this  Agreement  as  fully  as  though  completely  set  forth herein,  and all  references to this  Agreement  herein or in any of such Exhibits shall be deemed to refer to and include all such Exhibits.
9.8      Governing  Law. This  Agreement  shall be construed and enforced in accordance  with the local laws of Australia  applicable to  agreements  to be executed and performed  wholly within  said state  without  giving  effect to its  conflicts  of laws  provisions.  The parties  further  agree that in any dispute  between  them  relating  to this  Agreement
         (except third party actions),  exclusive venue and  jurisdiction  shall be in the courts located within Hillsborough County,  Florida,  USA, any objections as to jurisdiction or venue in such court being expressly waived.
9.9      Section  Headings.  The section  headings  contained in this  Agreement are inserted for convenience  of  reference  only and shall not affect the meaning or  interpretation  of this Agreement.

9.10     Gender.  Words of the masculine  gender in this Agreement  shall be deemed and construed to  include  correlative  words of the  feminine  and  neuter  genders  and words of the neuter  gender  shall be  deemed  and  construed  to  include  correlative  words of the masculine and feminine genders.
9.11     Severability.  The  invalidity  or  unenforceability  of any term or  provision  of this
         Agreement  shall in no way impair or affect the balance  thereof,  which shall remain in full force and effect.
9.12     Counterparts.  This  Agreement may be executed in  counterparts,  each of which shall be deemed  to be an  original,  but  which  together  shall  constitute  one and  the  same instrument.
9.13     Recitals.  The  recitals  set  forth at the  beginning  of this  Agreement  are true and correct and incorporated by reference into the body of this Agreement.
9.14     Definition of Knowledge.  Unless  expressly  stated  otherwise,  whenever a statement of any party to this  Agreement  is  qualified  by that  party's  "knowledge",  "knowledge"
         means the actual  knowledge  of the person  making such  statement  at the time or times that such  statement  is made.  If the  statement is made by a  corporation,  the actual knowledge  of the  corporation's  officers  and  directors  is imputed  to the  Company;
         otherwise, the actual knowledge of a person shall not be imputed to any other person.
9.15     Benefits to Others.  The  representations,  warranties  and covenants  contained in this
         Agreement  are for the sole benefit of the parties  hereto and they shall not confer and are not intended to confer any rights on any other persons.
9.16     Construction.  The parties  agree and  acknowledge  that they have jointly  participated in the  negotiation  and  drafting of this  Agreement.  In the event of an  ambiguity or question of intent or  interpretation  arises,  this Agreement  shall be construed as if drafted  jointly by the  parties  and no  presumptions  or burdens of proof  shall arise favoring  any  party  by  virtue  of the  authorship  of any of the  provisions  of this
         Agreement.  Any  reference  to any  federal,  state,  local,  or foreign  statute or law shall be  deemed  also to refer to all  rules and  regulations  promulgated  thereunder, unless the context requires otherwise.
9.17     Arm's Length  Negotiations.  Each party herein expressly  represents and warrants to all other parties  hereto that (a) before  executing  this  Agreement,  said party has fully informed itself of the terms,  contents,  conditions and effects of this Agreement;  (b)
         said party has relied  solely and  completely  upon its own judgment in  executing  this
         Agreement;  (c) said party has had the  opportunity  to seek and has obtained the advice of counsel before  executing this  Agreement;  (d) said party has acted  voluntarily and of its own free will in  executing  this  Agreement;  (e) said party is not acting under duress,  whether  economic  or  physical,  in  executing  this  Agreement;  and (f) this
         Agreement  is the  result  of arm's  length  negotiations  conducted  by and  among  the parties and their respective counsel.

ARTICLE 10                       AUSTRALIAN AND NEW ZEALAND CORPORATION COMPLIANCE

10.1     Compliance.  This Agreement and  completion of it is  conditional  upon the Buyer taking all  actions  necessary  to ensure  that this  Agreement  and the  entering  into of the
         Securities  complies with the  provisions  of sections  260A-E of the  Corporations  Act
         2001  (Australia)  and the  provisions of Sections 76-80 of the Companies Act, 1993 (New
         Zealand) in relation  to the  provision  of  financial  assistance  by a company for the acquisition of shares in it.
10.2     Buyer.  The Buyer must give all necessary  notices,  undertake  all  necessary  meetings and circulate all necessary  information so as to comply with all legal  requirements in this regard, at its own expense, not later than 28 October 2004.
10.3     Rescission.  If by 28  October  2004 the Buyer has been  unable to obtain  the  required shareholder  approval or if any regulatory  authority or any other party validly objects to the  transaction  or conditions  are imposed upon it which are not  acceptable to the
         Seller or to the Buyer in  relation  to either or both of the  Companies,  then  without further  action being taken by either  party,  this  Agreement  and the  Securities  are rescinded  at that time and shall  cease to have any further  force or effect  saving as remaining as security  until the transfer  back  envisaged by this article 10.3 has been completed.  The  Shares  must be  transferred  back to the  Seller  by the Buyer and all necessary  meetings  undertaken  and other actions taken to reinstate the parties to the position  they were in prior to the entering  into of this  Agreement.  Neither party in such  circumstances  will have any right to claim  damages or any other amounts from the other as a result of this  rescission,  excepting for any accrued  rights for subsisting breach of any other rights of either party.
10.4     Other  Parties.  Each  party  agrees  to sign  all  necessary  documents,  to  give  all necessary  consents or other  documents  and to  co-operate  with each other (all at the
         Buyer's  cost),  as may be reasonably  required by the Buyer to ensure  compliance  with the provisions of this Article 10.
10.5     Certification  and delivery of Company  Charges.  Forthwith  upon the provisions of this
         Article 10 being  satisfied  the Buyer must certify that this has occurred to the Seller by notice in writing to the Seller to that effect which must have  enclosed  with it the duly  executed  Company  Charges  referred to in clause 1.4.2  together with evidence of payment  of any  transaction  duties,  taxes  or fees and all  associated  documentation necessary to enable them to be  registered.  Upon delivery of the same,  the  provisions of this  Article 10 will be deemed to have been  satisfied  and this  Agreement  becomes
         unconditional   in   relation   to  the   provisions   of  Article  10.  If  either  the
         certification or the duly executed  Company Charges (and supporting  documents or any of them) have not been  delivered to the Seller by the Buyer on or before 29 October  2004, then the  condition  contained  in this  Article  10 shall  be  deemed  to have not been satisfied and the provisions of Article 10.3 will apply.
10.6     Indemnity.  Subject to Article  10.3 The Buyer  indemnifies  the Seller  from any claims or penalties  which may be made or incurred as a result of any failure by the  Purchaser to comply with this Article 10.

                                Signatures on the following page

         IN WITNESS  WHEREOF,  the parties  have  executed  this  Agreement  as of the date first above written.

Signed by Paul Box:
Signature:  /s/ Paul Douglas Box
Name:       Paul Douglas Box

Signed by Andy Williams:
Signature:  /s/ Andrew John Williams
Name:       Andrew John Williams

Witness

EXEcuted by Farah (Australia) Pty Ltd in accordance with
section 127 of the Corporations Act 2001:
Signature:    /s/ Michael Kagan                            Signature:    /s/ Richard J. Domino
Name:         Michael Kagan                                Name:         Richard J. Domino
Director                                                   Director

EXEcuted by Farah (New Zealand) Limited in accordance
with section 127 of the Corporations Act 2001:
Signature:    /s/ Michael Kagan                            Signature:    Richard J. Domino
Name:         Michael Kagan                                Name:         Richard J. Domino
Director                                                   Director

EXEcuted by Savane International Corp in accordance with
section 127 of the Corporations Act 2001:
Signature:    /s/ Michael Kagan                            Signature:    /s/ Jane C. Marlow
Name:         Michael Kagan                                Name:         Jane C. Marlow
Director                                                   Assistant Secretary

EXEcuted by Tropical Sportswear Int'l Corporation with
section 127 of the Corporations Act 2001:
Signature:    /s/ Michael Kagan                            Signature:    /s/  Jane C. Marlow
Name:         Michael Kagan                                Name:         Jane C. Marlow
Director                                                   Assistant Secretary

EXEcuted by South Pacific Apparel Pty Limited in
accordance with section 127 of the Corporations Act 2001:
Signature:   /s/ Paul Douglas Box                          Signature:    /s/  Andew John Williams
Name:        Andrew John Williams                          Name:         Andrew John Williams
Director                                                   Director and Secretary